Subsequent Event	12 Months Ended
Dec. 31, 2011
Subsequent Event
20.	SUBSEQUENT EVENT

On February 17, 2012, we obtained $100.0 million of commitments with respect to the syndication of a new accounts receivable securitization facility and approximately $55.0 million of commitments to provide a new and/or extended revolving facility under our existing senior secured revolving credit facility. We intend to close the accounts receivable securitization facility within sixty days of the date the commitments were obtained. The commitments under the revolving facility will become effective on the earlier of the date when the existing revolving credit facility matures or is extended. The new facilities will each have a five-year maturity, subject to a springing maturity under certain circumstances with respect to debt instruments of Verso Holdings and Verso Finance that mature prior to the maturity date of the new credit facilities. The accounts receivable facility will bear interest at an initial rate of LIBOR plus 2.00%, and the new revolving facility will bear interest at an initial rate of LIBOR plus 4.50%. From and after the date of our financial statements covering a period of at least three full months after the effective date of the Facilities, the applicable margin for such borrowings will be adjusted based on the excess availability under the A/R Facility and total net first lien leverage ratio under the revolving facility.

The terms and conditions of our existing revolving credit facility remain in full force and effect and have not been altered by these new commitments.